UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2005

MIKOHN GAMING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	00-22752	88-0218876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Pilot Road, P.O. Box 98686 Las Vegas, NV	89119-8686
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(702) 896-3890

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Item 8.01 Other Events.

On January 23, 2005, Mikohn Gaming Corporation, d/b/a Progressive Gaming International (the “Company”), issued a press release announcing that it had entered into an exclusive agreement to negotiate to acquire VirtGame Corp. (OTCBB: VGTI). The Company expects to finalize the definitive agreement within the next 7-10 days. The transaction will require regulatory approval, and approval by VirtGame’s shareholders. The transaction is expected to close in the second quarter of fiscal 2005.

Copies of the press release and exclusivity agreement are attached as Exhibits 99.1 and 99.2, respectively.

Additional Information

Subject to the completion of definitive agreements, Mikohn Gaming Corporation, d/b/a Progressive Gaming International Corporation, intends to file with the Securities and Exchange Commission a registration statement on Form S-4 that will include a prospectus of Mikohn, a proxy statement of VirtGame Corp., and other relevant documents in connection with the proposed transaction. Investors and security holders are advised to read the prospectus/proxy statement regarding the proposed merger if and when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the prospectus/proxy statement, if and when available, and other documents filed by Mikohn and VirtGame at the Securities and Exchange Commission’s web site at www.sec.gov. The prospectus/proxy statement and such other documents may also be obtained, when available, from Mikohn by directing such request to Progressive Gaming International Corporation, 920 Pilot Road, Las Vegas, Nevada, 89119, Attention: Investor Relations. The prospectus/proxy statement and such other documents may also be obtained, when available, from VirtGame by directing such request to VirtGame Corp., 6969 Corte Santa Fe, Ste. A, San Diego, California 92121, Attention: Investor Relations. Mikohn, VirtGame and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of VirtGame with respect to the transactions contemplated by the merger agreement. A description of any interests that Mikohn’s or VirtGame’s directors and executive officers have in the proposed merger will be available in the prospectus/proxy statement. Information regarding Mikohn’s officers and directors is included in Mikohn’s 10-K/A filed with the Securities and Exchange Commission on April 29, 2004. Information regarding VirtGame’s officers and directors is included in VirtGame’s 10-KSB filed with the Securities and Exchange Commission on April 12, 2004. These materials are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from Mikohn and VirtGame.

Forward Looking Statements

Safe Harbor Statements under The Private Securities Litigation Reform Act of 1995: This report contains forward-looking statements, including statements regarding expectations for the acquisition of VirtGame, the anticipated value of the proposed transaction, expectations for utilization of the VirtGame technology following the completion of a transaction and the ability of that technology to allow casinos to increase their gaming revenues, the expected integration of the VirtGame technology into the Company’s existing and planned products, intentions regarding the operation of VirtGame’s sports wagering business, other activities expected to occur as a result of the transaction and the financial and operational impact of the acquisition. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, the risk that definitive documentation for the transaction may not be completed when expected, or at all, the risk that the acquisition transaction may not be completed in the second quarter of fiscal 2005, or at all, risks related to the integration of VirtGame’s technology with the Company’s existing and planned products, risks related to the inability to obtain, or meet conditions imposed for, governmental and other approvals of the transaction, including approval by stockholders of VirtGame, risks related to any uncertainty surrounding the transaction, and the costs related to the transaction, the risk that the impact on the Company’s ongoing operational results from the transaction will be more adverse to the Company than anticipated, risks related to the Company’s ability to enforce and continue to develop its intellectual property rights, including rights licensed from third parties, the risk that patents may exist of which the Company is not aware, or that existing patents may provide benefits to third parties beyond those anticipated by the Company, risks related to delay in the introduction of new products, the status of rights licensed from content providers, the risk that the Company’s planned products may not perform in the manner indicated in such forward-looking statements, the Company’s ability to meet its capital requirements, relationships with casino operators, the overall industry environment, customer acceptance of the Company’s new products, further approvals of regulatory authorities, adverse court rulings, production and/or quality control problems, the denial, suspension or revocation of privileged operating licenses by governmental authorities, competitive pressures and general economic conditions as well as the Company’s debt service obligations. For a discussion of these and other factors which may cause actual events or results to differ from those projected, please refer to the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as other subsequent filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press release dated January 23, 2005

99.2	Exclusivity Agreement between Mikohn Gaming Corporation and VirtGame Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKOHN GAMING CORPORATION

Date: January 23, 2005	/s/ Michael A. Sicuro
Michael A. Sicuro Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press release dated January 23, 2005

99.2	Exclusivity Agreement between Mikohn Gaming Corporation and VirtGame Corp.